UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2018

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(469) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

(a)         — (b)  On May 3, 2018, at the Fluor Corporation (“Fluor”) annual meeting of stockholders (the “Annual Meeting”), Fluor’s stockholders (i) elected Peter K. Barker, Alan M. Bennett, Rosemary T. Berkery, Peter J. Fluor,  James T. Hackett, Samuel J. Locklear III, Deborah D. McWhinney, Armando J. Olivera, Matthew K. Rose, David T. Seaton, Nader H. Sultan and Lynn C. Swann to the Board of Directors to serve until the 2019 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the compensation of Fluor’s named executives, as described in the 2018 Proxy Statement, as filed with the Securities and Exchange Commission on March 8, 2018 (the “2018 Proxy Statement”); (iii) ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2018; and (iv) rejected a stockholder proposal that Fluor adopt goals to reduce greenhouse gas emissions.

The final voting results for the twelve director nominees described in the 2018 Proxy Statement were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes

Peter K. Barker	108,926,621	5,116,505	314,530	11,841,496
Alan M. Bennett	113,216,191	827,548	313,917	11,841,496
Rosemary T. Berkery	113,810,524	241,349	305,783	11,841,496
Peter J. Fluor	100,419,924	13,630,497	307,235	11,841,496
James T. Hackett	100,695,284	13,351,398	310,974	11,841,496
Samuel J. Locklear III	113,773,937	276,276	307,443	11,841,496
Deborah D. McWhinney	111,345,179	2,707,361	305,116	11,841,496
Armando J. Olivera	113,480,565	574,981	302,110	11,841,496
Matthew K. Rose	113,519,183	529,468	309,005	11,841,496
David T. Seaton	110,193,189	3,480,097	684,370	11,841,496
Nader H. Sultan	113,766,207	268,320	323,129	11,841,496
Lynn C. Swann	113,711,454	318,802	327,400	11,841,496

The final voting results for proposals 2, 3 and 4 described in the 2018 Proxy Statement were as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
Advisory vote to approve Fluor’s named executive compensation	105,913,978	7,809,663	634,015	11,841,496

Ratification of appointment of Ernst & Young LLP	121,465,684	4,281,689	451,779

Stockholder Proposal (Greenhouse Gas Emissions Reduction Goals)	47,132,814	66,221,291	1,003,551	11,841,496

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 4, 2018	FLUOR CORPORATION

	By:	/s/ Carlos M. Hernandez
Carlos M. Hernandez
Executive Vice President, Chief Legal Officer and Secretary